UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On March 20, 2025, MarketWise, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 10, 2025. As of February 27, 2025, the record date of the Special Meeting, there were 45,013,797 shares of Class A Common Stock and 279,490,147 shares of Class B Common Stock issued and outstanding and entitled to vote at the Special Meeting. Present in person or by proxy at the Special Meeting were 228,665,989 shares of Common Stock, representing a majority of the issued and outstanding capital stock entitled to vote at the Special Meeting, which constituted a quorum.
The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.
Proposal 1 – Reverse Split Proposal
The stockholders voted to adopt and approve the amendment to our Certificate of Incorporation (the “Certificate of Amendment”) to effect a reverse stock split of our Common Stock at a ratio of 1-for-20, the implementation and timing of such reverse stock split to be determined by our Board of Directors (the “Board”) in its sole discretion, subject to the Board’s authority to abandon such reverse stock split (the “Reverse Split Proposal”), by the following votes:

Votes For	Votes Against	Votes Abstained
228,135,224	528,808	1,957
Proposal 2 – Authorized Shares Proposal
The stockholders voted to adopt and approve the Certificate of Amendment to decrease the number of authorized shares of (a) all classes of stock from 1,350,000,000 to 162,500,000, (b) our Class A Common Stock from 950,000,000 to 47,500,000 and (c) our Class B Common Stock from 300,000,000 to 15,000,000 (the “Authorized Shares Proposal”), by the following votes:

Votes For	Votes Against	Votes Abstained
228,488,897	158,990	18,102
Proposal 3 – Adjournment Proposal
The stockholders voted to approve the proposal to transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment of the Special Meeting in the event there were not sufficient votes in favor of Proposal 1 or Proposal 2 (the “Adjournment Proposal”), by the following votes. Such an adjournment was not necessary in light of the approval of Proposal 1 and Proposal 2 at the Special Meeting.

Votes For	Votes Against	Votes Abstained
227,690,758	908,884	66,347

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: March 20, 2025	By:	/s/ Scott Forney
	Name:	Scott Forney
	Title:	General Counsel